Exhibit 10v

                                                                [CONFORMED COPY]

                      AMENDED AND RESTATED CREDIT AGREEMENT

      AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 17, 2000 among THE GILLETTE COMPANY (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                               W I T N E S S E T H

      WHEREAS, the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of December 20, 1996, amendments and restatements thereof dated as of October 20, 1997, October 19, 1998, and October 18, 1999 and the supplement thereof dated as of March 24, 2000 (the "Agreement");

      WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement; and

      WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby.

      SECTION 2. Amendment of the Agreement.

      (a) The following definition in Section 1.01 is amended to read as follows:

            "Termination Date" means October 16, 2001, or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

      (b) The definition of "Refunding Borrowing" in Section .01 is deleted.

      (c) Section 3.02(d) is amended to read as follows:

            (d) the fact that the representations and warranties of the Company and the Borrower (if other than the Company) contained in this Agreement (except for the representations and warranties set forth in Sections 4.05 and 4.07 as to any matter which has theretofore been disclosed in writing by the Company to the Banks) shall be true in all material respects on and as of the date of such Borrowing.

      (d) Section 5.01 is amended to insert the following paragraph immediately after Section 5.01(j):

            Information required to be delivered pursuant to clauses 5.01(a), 5.01(b), 5.01(f) or 5.01(g) above shall be deemed to have been delivered on the date on which the Company provides notice to the Banks that such information has been filed with the Securities and Exchange Commission and is available at www.sec.gov. Such notice may be included in a certificate delivered pursuant to clause 5.O1(c); provided that the Company shall deliver paper copies of the information referred to in clauses 5.01(a), 5.01(b), 5.01(f) or 5.O1(g) to any Bank which specifically requests such delivery.

      SECTION 3. Updated Representations.

      (a) Each reference to "1998" in the definition of "Company's 1998 Form 10-K" in Section 4.04(a) and in Section 4.07 is changed to "1999".

      (b) Each reference to "1999" in the definition of "Company's Latest Form 10-Q" in Section 4.04(b) and in Section 4.05 is changed to "2000".

      SECTION 4. Change in Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 8 hereof, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the attached Commitment Schedule, which shall replace the existing Commitment Schedule. Any Bank whose Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Sections 8.03 and 11.03 of the Agreement shall continue to inure to the benefit of each such Bank.

      SECTION 5. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

      (a) no Default has occurred and is continuing; and

      (b) each representation and warranty of the Borrower set forth in the Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date.

      SECTION 6. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 7. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

            (i) receipt by the Administrative Agent of duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

            (ii) receipt by the Administrative Agent of an opinion of such counsel for the Borrower as may be acceptable to the Administrative Agent, substantially to the effect of Exhibit E to the Agreement with reference to this Amendment and Restatement and the Agreement as amended and restated hereby; and

            (iii) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Agreement as amended and restated hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent;

provided that this Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than the date hereof. The Administrative Agent shall promptly notify the Borrower and the Banks of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        THE GILLETTE COMPANY


                                        By: /s/ Gian Camuzzi
                                            ------------------------------------
                                            Title: Vice President - Treasurer


                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK


                                        By: /s/ Robert Bottamedi
                                            ------------------------------------
                                            Title: Vice President


                                        ABN AMRO BANK N.V.


                                        By: /s/ Tracie Elliot
                                            ------------------------------------
                                            Title: Vice President


                                        By: /s/ Cameron D. Gateman
                                            ------------------------------------
                                            Title: Group Vice President


                                        BANK OF AMERICA, N.A.


                                        By: /s/ Lisa B. Choi
                                            ------------------------------------
                                            Title: Vice President

                                        BANK ONE, NA (MAIN OFFICE
                                        CHICAGO)


                                        By: /s/ Mahua G. Thakurta
                                            ------------------------------------
                                            Title: Commercial Banking Officer


                                        BANCA COMMERCIALE ITALIANA,
                                        NEW YORK BRANCH


                                        By: /s/ Frank Maffei
                                            ------------------------------------
                                            Title: Authorized Signature


                                        By: /s/ John Michalisin
                                            ------------------------------------
                                            Title: First Vice President


                                        CITIBANK, N.A.


                                        By: /s/ John S. Hutchins
                                            ------------------------------------
                                            Title: Managing Director


                                        CREDIT SUISSE FIRST BOSTON


                                        By: /s/ David W. Kratovil
                                            ------------------------------------
                                            Title: Director


                                        By: /s/ David L. Sawyer
                                            ------------------------------------
                                            Title: Vice President

                                        DEUTSCHE BANK AG NEW YORK
                                        BRANCH AND/OR CAYMAN ISLANDS
                                        BRANCH


                                        By: /s/ Alexander Karow
                                            ------------------------------------
                                            Title: Vice President


                                        By: /s/ Sheryl L. Paynter
                                            ------------------------------------
                                            Title: Vice President


                                        FLEET NATIONAL BANK
                                        (formerly BankBoston, N.A.)


                                        By: /s/ Deborah A. Dobbins
                                            ------------------------------------
                                            Title: Vice President


                                        BANCO SANTANDER CENTRAL HISPANO, S.A.


                                        By: /s/ Dom J. Radriguez
                                            ------------------------------------
                                            Title: Vice President


                                        By: /s/ Robert E. Schlegel
                                            ------------------------------------
                                            Title: Vice President

                                        MELLON BANK, N.A.


                                        By: /s/ Janet R. Twomey
                                            ------------------------------------
                                            Title: Vice President


                                        MERRILL LYNCH BANK USA


                                        By: /s/ Raymond J. Dardano
                                            ------------------------------------
                                            Title: Senior Credit Officer


                                        SOCIETE GENERALE


                                        By: /s/ Jay Sands
                                            ------------------------------------
                                            Title: Managing Director


                                        STATE STREET BANK AND TRUST
                                        COMPANY


                                        By: /s/ Grace A. Barnett
                                            ------------------------------------
                                            Title: Vice President

                                        BNP PARIBAS (formerly Paribas)


                                        By: /s/ Rebecca Marlowe
                                            ------------------------------------
                                            Title: Senior Credit Officer


                                        By: /s/ Carol Simon
                                            ------------------------------------
                                            Title: Chief Credit Officer


                                        FORTIS (USA) FINANCE L.L.C.


                                        By: /s/ Eddie Matthews
                                            ------------------------------------
                                            Title: Senior Vice President


                                        By: /s/ Joseph A. Franzese
                                            ------------------------------------
                                            Title: Senior Vice President
                                                    & Controller


                                        ROYAL BANK OF CANADA


                                        By: /s/ D. S. Bryson
                                            ------------------------------------
                                            Title: Senior Manager


                                        WACHOVIA BANK, N.A.


                                        By: /s/ J. Calvin Ratcliff, Jr.
                                            ------------------------------------
                                            Title: Senior Vice President

                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK, as Agent


                                        By: /s/ Robert Bottamedi
                                            ------------------------------------
                                            Title: Vice President

                              COMMITTMENT SCHEDULE

Bank                                                                  Commitment
--------------------------------------------------------------------------------

Morgan Guaranty Trust Company of New York                           $150,000,000

ABN AMRO Bank N.V.                                                  $125,000,000

Bank of America, N.A.                                               $125,000,000

Bank One, NA (Main Office Chicago)                                  $125,000,000

Banca Commerciale Italiana, New York Branch                         $125,000,000

Citibank, N.A.                                                      $125,000,000

Credit Suisse First Boston                                          $125,000,000

Deutsche Bank AG New York Branch and/or                             $125,000,000
   Cayman Islands Branch

Fleet National Bank (formerly BankBoston, N.A.)                     $125,000,000

Banco Santander Central Hispano, S.A.                                $50,000,000

Mellon Bank, N.A.                                                    $50,000,000

Merrill Lynch Bank USA                                               $50,000,000

Societe Generale                                                     $50,000,000

State Street Bank and Trust Company                                  $50,000,000

BNP Paribas (formerly Paribas)                                                $0

Fortis (USA) Finance L.L.C.                                                   $0

Royal Bank of Canada                                                          $0

Wachovia Bank, N.A.                                                           $0

Total                                                             $1,400,000,000
-----                                                             --------------

                                                                [CONFORMED COPY]

                         SUPPLEMENT TO CREDIT AGREEMENT

      SUPPLEMENT TO CREDIT AGREEMENT dated as of March 24, 2000 among THE GILLETTE COMPANY (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                                   WITNESSETH

      WHEREAS, the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of December 20, 1996 and amendments and restatements thereof dated as of October 20, 1997, October 19, 1998 and October 18, 1999 (the "Agreement");

      WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement;

      WHEREAS, pursuant to Section 2.19 of the Agreement Borrower has proposed to increase the aggregate amount of the Commitments to $2,335,000,000 and the parties hereto have agreed to such increase on the terms and conditions provided herein; and

      WHEREAS, the parties hereto desire to supplement the Agreement as set forth herein to reflect the foregoing increase in Commitments;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as supplemented hereby.

      SECTION 2. Increased Commitments. With effect from and including the date this Supplement becomes effective in accordance with Section 5 hereof, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the attached Commitment Schedule, which shall replace the existing Commitment Schedule.

      SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

      (a) no Default has occurred and is continuing; and

      (b) each representation and warranty of the Borrower set forth in the Agreement after giving effect to this Supplement is true and correct as though made on and as of such date.

      SECTION 4. Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 5. Counterparts; Effectiveness. This Supplement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Supplement shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

            (i) receipt by the Administrative Agent of duly executed counterparts hereof signed by the Borrower and by each Bank whose Commitment is increased hereby (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

            (ii) receipt by the Administrative Agent of an opinion of such counsel for the Borrower as may be acceptable to the Administrative Agent, substantially to the effect of Exhibit E to the Agreement with reference to this Supplement and the Agreement as supplemented hereby; and

            (iii) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Agreement as supplemented hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent;

provided that this Supplement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than the date hereof. The Administrative Agent shall promptly notify the Borrower and the

Banks of the effectiveness of this Supplement, and such notice shall be conclusive and binding on all parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        THE GILLETTE COMPANY


                                        By: /s/ Gian Camuzzi
                                            ----------------
                                            Title: Vice President - Treasurer


                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK


                                        By: /s/ Robert Bottamedi
                                            --------------------
                                            Title: Vice President


                                        BANK ONE, NA (MAIN OFFICE
                                        CHICAGO)


                                        By: /s/ Jeffrey Lubatkin
                                            --------------------
                                            Title: Vice President


                                        ABN AMRO BANK N. V.


                                        By: /s/ James E. Davis
                                            ------------------
                                            Title: Group Vice President


                                        By: /s/ Ildiko E. Juhasz
                                            --------------------
                                            Title: Assistant Vice President

                                        BANK OF AMERICA, N.A.


                                        By: /s/ Lisa B. Choi
                                            ----------------
                                            Title: Vice President


                                        CITIBANK, N.A.


                                        By: /s/ Robert M. Spence
                                            --------------------
                                            Title: Managing Director


                                        BANCA COMMERCIALE ITALIANA,
                                        NEW YORK BRANCH


                                        By: /s/ John Michalisin
                                            -------------------
                                            Title: First Vice President


                                        By: /s/ Charles Dougherty
                                            ---------------------
                                            Title: Vice President


                                        DEUTSCHE BANK AG
                                        NEW YORK BRANCH AND/OR
                                        CAYMAN ISLANDS BRANCH


                                        By: /s/ Alexander Karow
                                            -------------------
                                            Title: Assistant Vice President


                                        By: /s/ David Wagstaff IV
                                            ---------------------
                                            Title: Director

                                        MELLON BANK, N.A.


                                        By: /s/ R. Jane Westrich
                                            --------------------
                                            Title: Vice President


                                        WACHOVIA BANK, N.A.


                                        By: /s/ B. Brantley Echols
                                            ----------------------
                                            Title: Senior Vice President


                                        FORTIS (USA) FINANCE L.L.C.


                                        By: /s/ Eddie Matthews
                                            ------------------
                                            Title: Senior Vice President


                                        By: /s/ Robert Fakhoury
                                            -------------------
                                        Title: Treasurer


                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK, as Agent


                                        By: /s/ Robert Bottamedi
                                            --------------------
                                            Title: Vice President

                              COMMITMENT SCHEDULE

     Bank                                                             Commitment
--------------------------------------------------------------------------------

Morgan Guaranty Trust Company of New York                           $262,500,000

Bank One, NA (Main Office Chicago)                                  $250,000,000

Bank of America, N.A.                                               $200,000,000

Citibank, N.A.                                                      $200,000,000

ABN AMRO Bank N.V.                                                  $200,000,000

Credit Suisse First Boston                                          $200,000,000

BankBoston, N.A.                                                    $160,000,000

Banca Commerciale Italiana,                                         $125,000,000
 New York Branch

Deutsche Bank AG                                                    $125,000,000
 New York Branch and/or
 Cayman Islands Branch

Wachovia Bank, N.A.                                                 $125,000,000

Mellon Bank, N.A.                                                   $125,000,000

Royal Bank of Canada                                                $100,000,000

Fortis (USA) Finance L.L.C.                                          $62,500,000

Societe Generale                                                     $50,000,000

Banco Santander Central                                              $50,000,000
 Hispano, S.A.

State Street Bank and Trust Company                                  $50,000,000

Paribas                                                              $50,000,000
                                                                     -----------

Total                                                             $2,335,000,000
                                                                  ==============